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                                                                    Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies in her capacity as Chief Financial Officer of Belport Capital Fund LLC (the "Fund"), that:

     (a) the Annual Report of the Fund on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  the  results  of
          operations of the Fund for such period.


Dated:  March 26, 2003



                                           /s/ Michelle A. Alexander
                                           -------------------------
                                           Michelle A. Alexander
                                           Chief Financial Officer